Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), both dated May 31, 2012 (as revised or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.LazardNet.com/lam/us/ lazardfunds.shtml. You can also get this information at no cost by calling (800) 823-6300 or by sending an e-mail request to ContactUs@LazardNet.com.

	Institutional Shares	Open Shares
Lazard Emerging Markets Equity Blend Portfolio	EMBIX	EMBOX

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares

Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.05%	1.05%

Distribution and Service (12b-1) Fees	None	.25%

Other Expenses	.49%	.62%

Total Annual Portfolio Operating Expenses	1.54%	1.92%

Fee Waiver and Expense Reimbursement*	.19%	.27%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	1.35%	1.65%

*

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2013, to the extent Total Annual Portfolio Operating Expenses exceed 1.35% and 1.65% of the average daily net assets of the Portfolio’s Institutional Shares and Open Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$137	$468	$ 821	$1,818

Open Shares	$168	$577	$1,012	$2,221

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of non-U.S. companies whose principal activities are located in emerging market countries.

Emerging market countries include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets (“EM®”) Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Investment Manager allocates the Portfolio’s assets between the Investment Manager’s emerging markets relative value and relative growth investment strategies. In the emerging markets relative value strategy, assets are invested in companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In the emerging markets relative growth strategy, the Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. The Portfolio may invest in companies with any market capitalization.

The Investment Manager currently intends to maintain an allocation of approximately 40%-60% of the Portfolio’s assets in each strategy, but the allocation ranges could change in the future without prior notice to shareholders. The Investment Manager will make allocation decisions between the strategies based on quantitative and qualitative analysis through proprietary software models. Quantitative analysis includes, among others, statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes, among others, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager will periodically review the allocation of Portfolio assets between the strategies and modify the relative weightings to emphasize risk or to seek to mitigate risk exposures.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Non-U.S. securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than U.S. dollars carry the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held in the Portfolio.

The Portfolio’s performance will be influenced by political, social and economic factors affecting the non- U.S. countries and companies in which the Portfolio invests. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, the capital markets in the U.S. and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

The Portfolio invests a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for

2Summary Prospectus

extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Blend Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to those of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/10 17.62% Worst Quarter: 9/30/11 -24.35%

Average Annual Total Returns
(for the periods ended December 31, 2011)

After-tax returns for the Open Shares vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Summary Prospectus3

Wherever there’s opportunity, there’s Lazard.SM

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	5/28/10

Returns Before Taxes		-20.43%	-0.50%

Returns After Taxes on Distributions		-20.65%	-0.68%

Returns After Taxes on Distributions and Sale of Portfolio Shares		-13.13%	-0.46%

Open Shares (Returns Before Taxes)	5/28/10	-20.74%	-0.85%

MSCI EM Index (reflects no deduction for fees, expenses or taxes)		-18.42%	1.63% (Institutional) 1.63% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since inception.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since inception.

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since inception.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$100,000

Open Shares	$ 2,500

IRA Rollover/Transfer (Open Shares only)	$ 2,500

The subsequent investment minimum is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
800-823-6300

www.LazardNet.com

© 2012 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

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